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                                                                    EXHIBIT 10.4


                             CONTRIBUTION AGREEMENT
                               (Public Securities)


     THIS CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of this 14th day of October, 2002 (the "Effective Date"), by and between Crow Family Partnership, L.P., a Texas limited partnership ("CFP"), and Crow Public Securities, L.P., a Texas limited partnership ("Assignee").

                                   WITNESSETH

     WHEREAS, CFP is the owner of all the outstanding limited partner interest of Assignee; and

     WHEREAS, to consolidate the ownership of publicly traded securities owned by CFP, CFP desires to contribute, assign, grant, convey, transfer, set over, confirm and deliver to Assignee, and Assignee desires to receive, all of CFP's right, title and interest in and to all of the publicly traded securities listed on Exhibit A to this Agreement (collectively, the "Securities").

     NOW, THEREFORE, in consideration of the premises, warranties and mutual covenants set forth herein, the parties hereto agree as follows:

     1. Contribution of Securities. CFP hereby contributes, assigns, grants, transfers, sets over, confirms and delivers to Assignee, and Assignee hereby acquires from CFP, the Securities.

     2. Effective Date. The contribution and assignment herein is effective as of the Effective Date.

     3. Future Cooperation on Subsequent Documents. Assignee and CFP mutually agree to cooperate at all times from and after the date hereof with respect to the supplying of any information requested by the other regarding any of the matters described in this Agreement, and each agrees to execute such further deeds, mortgages, bills of sale, assignments, stock powers, releases or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the transactions described herein.

     4. Representations.

        a. CFP hereby warrants and represents to Assignee that it is entering into this Agreement as its free and voluntary act, without coercion or duress, with full understanding of the meaning and results hereof, CFP further warrants and represents that it is the current legal and beneficial owner of the Securities and the Securities have not been sold, transferred, assigned,




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     pledged, encumbered or contracted to be sold, transferred, assigned, pledged or encumbered.

        b. Assignee hereby warrants and represents to CFP that neither
     Assignee nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

     5. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6. Survival of Representations. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the execution hereof.

     7. Modification and Waiver; Counterparts. No supplement, modification, waiver or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and which taken together shall constitute one agreement.

     8. Governing Law. This Agreement is entered into in Dallas County, Texas, is to be performed in said county and shall be construed and enforced in accordance with the laws of the State of Texas.

                            [signature page follows]


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     IN WITNESS WHEREOF, this Agreement is executed to be effective as of the
Effective Date.



                                         CFP:


                                         CROW FAMILY PARTNERSHIP, L.P.

                                         By: Crow Family, Inc., its sole
                                             general partner


                                         By:    /s/ SUSAN T. GROENTEMAN
                                               ---------------------------------
                                         Name:  Susan T. Groenteman
                                               ---------------------------------
                                         Title: Executive Vice President
                                               ---------------------------------



                                         ASSIGNEE:

                                         Crow Public Securities, L.P.

                                         By: Crow Family, Inc., its general
                                         partner



                                         By:    /s/ SUSAN T. GROENTEMAN
                                               ---------------------------------
                                         Name:  Susan T. Groenteman
                                               ---------------------------------
                                         Title: Executive Vice President
                                               ---------------------------------




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                                    Exhibit A

                                Public Securities

1. 1,000 shares of common stock of Trammell Crow Company represented by certificate number 2.

2. 2,199,266 shares of common stock of Trammell Crow Company represented by certificate number 1429.

3. $9,946,000 in principal amount of 11.75% notes of Allegiance Telecom, Inc. due in February, 2008.

                                      A-1